SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                       October 13, 1999 (October 13, 1999)
                     (Date of Report (Date of earliest event
                                   reported))

                          ALARIS MEDICAL SYSTEMS, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    333-18687
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                            (Commission File Number)


                                   13-3800335
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                        (IRS Employer Identification No.)


                             10221 Wateridge Circle
                               San Diego, CA 92121
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                    (Address of principal executive officers)



                                 (619) 458-7000
              (Registrant's telephone number, including area code)



                           Exhibit Index is on Page __





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ITEM 5.           OTHER EVENTS

         On October 13, 1999, ALARIS Medical, Inc. ("ALARIS Medical") issued a press release regarding its operating company, ALARIS Medical Systems, Inc. (the "Registrant"), settling a lawsuit filed in April 1998 by Becton Dickinson and Company ("Becton Dickinson")against the Registrant which alleged infringement of a patent by reason of certain activities including the sale of the Registrant's SmartSite needle-free system and in connection therewith, Becton Dickinson and the Registrant granting between each other paid-up licenses to certain patents.

         In connection with the settlement, among other things, the Registrant will pay a total of $6,700,000, all claims between the parties to the lawsuit shall be dismissed and the Registrant and its affiliates shall receive a paid-up license to the patent relating to certain needle-free valve products.

         The press release is attached as Exhibit 1 to this Form 8-K filing.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibit 1 - Press Release dated October 13, 1999








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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ALARIS MEDICAL SYSTEMS, INC.
                                                   (Registrant)



Date:  October 13, 1999           By:    /s/ William C. Bopp
                                     -------------------------------------------

                                           Name:    William C. Bopp
                                           Title:   Vice President and Chief
                                                    Financial Officer






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                                  EXHIBIT INDEX


Exhibit                     Material to be Filed                          Page
Number                           as Exhibits                              Number

Exhibit 1                   Press Release dated October 13, 1999